UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013, Federal-Mogul Corporation (the “Company”) entered into a Separation Agreement (the “Separation Agreement”) with Michael Broderick, the former Co-Chief Executive Officer of the Company and Chief Executive Officer, Vehicle Components Segment, in connection with his previously disclosed resignation. The Separation Agreement supersedes the terms of Mr. Broderick’s employment agreement with the Company and provides the terms of his resignation. The Separation Agreement provides that Mr. Broderick resign as Co-Chief Executive Officer of the Company, effective immediately, and that Mr. Broderick will remain a non-executive employee of the Company from the date of the Separation Agreement until June 7, 2013. Under the Separation Agreement, subject to Mr. Broderick’s execution and non-revocation of a release of claims, Mr. Broderick is entitled to (i) a payment of $237,500, payable in six equal monthly installments and (ii) a lump sum payment equal to six months of the Company’s portion of premiums under the Company’s medical plan. The Separation Agreement contains customary restrictive covenants, including six-month non-competition and non-solicitation periods. The description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report, which is incorporated by reference herein.

As previously disclosed, Kevin P. Freeland will become the Company’s Co-Chief Executive Officer and Chief Executive Officer, Vehicle Components Segment, and the Company entered into an Employment Agreement with Mr. Freeland on May 29, 2013 (the “Employment Agreement”). The terms of the Employment Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2013. The Company is electing to file the Employment Agreement as Exhibit 10.2 to this Current Report in connection with a confidential treatment request relating to certain information contained in such Employment Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Separation Agreement between the Company and Michael Broderick, dated May 31, 2013

10.2*	Employment Agreement between the Company and Kevin P. Freeland, dated May 29, 2013

*	Certain information contained in this Exhibit has been redacted pursuant to a request for confidential treatment filed by Federal-Mogul Corporation with the Securities Exchange Commission pursuant to rule 24b-2 promulgated under the Securities Exchange Act of 1934. Information for which confidential treatment has been requested has been replaced with asterisks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation
(Registrant)

Date: June 3, 2013	By:	/s/ Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Separation Agreement between the Company and Michael Broderick, dated May 31, 2013

10.2*	Employment Agreement between the Company and Kevin P. Freeland, dated May 29, 2013

*	Certain information contained in this Exhibit has been redacted pursuant to a request for confidential treatment filed by Federal-Mogul Corporation with the Securities Exchange Commission pursuant to rule 24b-2 promulgated under the Securities Exchange Act of 1934. Information for which confidential treatment has been requested has been replaced with asterisks.